UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020 (December 7, 2020)

Petros Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices)    (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in Petros Pharmaceuticals, Inc.’s (“Petros,””we,” “our,” “us” or the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise, except as required by federal securities laws.

Explanatory Note

As previously reported in a Current Report on Form 8-K filed with the SEC on December 2, 2020 by the Company, on December 1, 2020, Petros, Neurotrope, Inc., a Nevada corporation (“Neurotrope”), PM Merger Sub 1, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Petros (“Merger Sub 1”), PN Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of Petros (“Merger Sub 2”), and Metuchen Pharmaceuticals LLC, a Delaware limited liability company (“Metuchen”), consummated the transactions (the “Mergers”) contemplated by that certain Agreement and Plan of Merger by and among the Company, Neurotrope, Merger Sub 1, Merger Sub 2 and Metuchen, dated as of May 17, 2020 (the “Original Merger Agreement”), as amended by the First Amendment to the Original Merger Agreement (the “First Amendment”), dated as of July 23, 2020 and the Second Amendment to the Original Merger Agreement, dated as of September 30, 2020 (the “Second Amendment” and, together with the Original Merger Agreement and the First Amendment, the “Merger Agreement”). As a result of the Mergers and following the spin-off (as discussed below) on December 7, 2020 of Neurotrope’s wholly-owned subsidiary, Neurotrope Bioscience, Inc., to the holders of Neurotrope Common Stock (as defined below) immediately prior to the Mergers, Petros became an independent company focused on men’s health therapeutics with a full range of commercial capabilities including sales, marketing, regulatory and medical affairs, finance, trade relations, pharmacovigilance, market access relations, manufacturing, and distribution.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated by reference into this Item 2.01.

Spin-Off

As a condition to the Mergers, Neurotrope approved a  transaction (the “Spin-Off”), which became effective on December 7, 2020, whereby (i) any cash in excess of $20,000,000, subject to adjustment as provided in the Merger Agreement, and all of the operating assets and liabilities of Neurotrope not retained by Neurotrope in connection with the Mergers were contributed to Neurotrope Bioscience, Inc., a Delaware corporation (“Neurotrope Bioscience”), a wholly-owned subsidiary of Neurotrope and (ii) holders of record of Neurotrope common stock, par value $0.0001 per share (the “Neurotrope Common Stock”), Neurotrope preferred stock, par value $0.001 per share (the “Neurotrope Preferred Stock”) and certain warrants as of November 30, 2020 received a pro rata distribution at the rate of (i) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock held, (ii) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock issuable upon conversion of Neurotrope Preferred Stock held and (iii) one share of Neurotrope Bioscience common stock for every five shares of Neurotrope Common Stock issuable upon exercise of certain Neurotrope warrants held that were entitled to participate in the Spin-Off pursuant to the terms thereof. Any fractional shares were paid in cash.

Item 9.01  Financial Statements and Exhibits.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Report no later than 71 calendar days after the date this Report on Form 8-K was required to be filed.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: December 10, 2020	By:	/s/ Keith Lavan
Name: Keith Lavan
Title: Chief Financial Officer